Exhibit 99.1
SEPTEMBER 8, 2011 Rochester Medical Corporation Investor Presentation

Investment Considerations Three year plan to double sales & improve profitability by FY2013 Superior products drive above-market growth potential in large global markets Sound growth strategy includes increased U.S. sales force, international expansion & improving profitability Favorable underlying dynamics: meet patient needs + reduce provider costs = growth & share gains Strong balance sheet ($34 million in cash) & material equity ownership by management team 2

Company Overview Develop, manufacture and market innovative disposable medical device products Primarily serve urinary incontinence and bladder drainage markets Vertically integrated with strong R&D and proprietary manufacturing capabilities Global sales & distribution presence Private label supplier to leading medical device companies 3

FY2013 Plan: Double Sales & Improve Profitability FY2013 Plan Double sales to $83m in FY13 from $41m in FY10 Improve profitability Fixed cost leverage Measured operating expense growth Product mix shift to Direct sales Expect to deliver $9m - $10m in after-tax profit in FY13 versus an after-tax loss of $0.2m in FY10 Use strong cash flow generation to expand manufacturing capacity to meet projected growth 4

Global Revenue Growth: Driven by Accelerating Direct Sales, US & OUS *F09 if £ to $ exchange rates had not fallen (1.966 - 1.558) 5

Global Market Opportunities: Superior Products Drive Above Market Growth (US$, millions) Product U.S. Market Europe Market Total Global Market Estimated Market 5 Year CAGR (%) ROCM Global Market Share (%) Key Competitors Intermittent Catheters $400 $400 $800 Low single digits <3% Coloplast Hollister Foley Catheters $400 $120 $520 Flat <5% C.R. Bard Teleflex Male External Catheters $50 $78 $128 Low single digits <20%* Coloplast Hollister Total: $850 $430 $1,448 Low single digits 6 *MEC unit share approximates 30% while dollar share is lower due to transfer pricing variations.

Sound Growth Strategy: Fueled by Major U.S. Sales Force Expansion Significant investment in U.S. sales force in CY2011 Dual channel focus: Home Care & Acute Care Primary objective is to accelerate market penetration and top-line growth Nearly quadrupled total headcount Home Care: ~20 reps today vs. 3 last year Acute Care: ~20 reps today vs. 8 last year Broader sales coverage allows for deeper penetration into existing client accounts and improving new account cultivation Marketing personnel expanded to 7 people from 2 last year 7

U.S. Sales Force Coverage - 2010 = One sales rep 8

U.S. Sales Force Coverage - 2011 = One sales rep = One regional sales manager 9

Sound Growth Strategy: Expand Internationally to Drive Direct Sales Drive organic growth via ongoing penetration of existing international markets Primary focus markets - Europe & Middle East Direct sales force located in the U.K. & the Netherlands Extensive distributor network outside the U.K. Utilize partners to market branded products (e.g., Teleflex) Opportunistic acquisitions provide access to new markets & broader coverage of existing markets Acquired Laprolan in April 2011 Strong market position in the Netherlands today; conduit to Germany and other European markets in the future Accretive to FY2011 10

Global Sales & Distribution Blue shading denotes Rochester Medical Direct Sales activity LTM Distribution relationships in 58 countries Rochester Medical- manufactured products marketed in more than 75 countries 11

Sound Growth Strategy: Private-label Business Defined by Stable Growth Solid relationships with leading medical products customers around the world Coloplast Hollister B. Braun Quarterly fluctuations in sales growth will diminish as Private- label sales represent a smaller % of total sales 12

Sound Growth Strategy: Drive Improved Profitability Modest gross margin benefit resulting from an increased mix of Direct Sales Strong operating margin improvement driven by Fixed cost leverage as volume increases Measured operating expense growth $9 million - $10 million expected in FY13 vs. a loss of $0.2 million in FY10 13

Favorable Market Dynamics: Support Growth & Share Gains Products Key Market Drivers Intermittent Catheters Change in reimbursement in 2009 allowing 200 catheters/month, up from 2/month International penetration Foley Catheters Medicare's refusal to reimburse hospitals for catheter-associated urinary tract infections (UTIs) drives anti-infection technologies Heightened infection control Male External Catheters Skin-friendly advanced adhesive innovations International penetration 14

Innovative Base Products Products Features & Benefits Magic3 & Hydrosil Intermittent Catheters 3-layer construction enables soft, gentle outer layer with firm inner layer for easy insertion & removal Silicone (non-latex) Hydrophilic, antibacterial & phthalate-free StrataSI & StrataNF Foley Catheters Anti-microbial coatings for infection prevention Non-latex reduces allergic reaction Silicone = soft for more comfortable insertion Male External Catheters Advanced adhesive innovations Silicone aids skin integrity 15

Intermittent Catheters Biggest growth driver for Rochester Medical $800 million global market potential with <3% market share currently Emphasis on Magic3 Intermittent Catheters Magic3 possesses unique features and quality differentiation which drive clinical and consumer appeal 3-layer construction enables soft, gentle outer layer with firm inner layer for easy insertion & removal Silicone (non-latex) Hydrophilic, antibacterial & phthalate-free 16

Intermittent Catheters (cont'd) 17

Foley Catheters New StrataNF anti-infection foley catheter The only catheter indicated for reducing catheter- associated urinary tract infections StrataSI Silicone foley catheters utilize comfort layered technology The most significant advancement in foley catheters in 40 years Product sales tied to significant GPO contracts Broadlane, Premier & Novation 18

Foley Catheters (cont'd) 19

FemSoft Insert An elegant & proprietary solution for female stress incontinence Stress incontinence affects 14 million women in the U.S. Very positive response from OB/GYNs & urologists Compelling testimonials from consumers "FemSoft saved my life!" 20 U.S. and U.K. reimbursement coverage granted Focused marketing campaign underway Guidance assumes very modest FemSoft revenue "(FemSoft) will give you your freedom back."

Financial Profile (as of 6/30/11) Strong balance sheet Cash $34 million in cash & marketable securities $8 million available on a $25 million Line of Credit Working capital $35 million Total debt $19.6 million Long-term debt ($1.7 million) Plan to pay off debt associated with Laprolan acquisition with cash flow from operations Positive cash flow & net profitable (GAAP basis) 21

Recent Quarterly Results (as of 6/30/11) 22

Summary Rochester Medical is focused on successfully executing on the FY2010 to FY2013 Plan Clear strategy to double sales to $83m in FY2013 Innovative, quality-differentiated product portfolio Large, global markets with opportunities to gain abundant market share Strong global sales and distribution platform supports the strategy Key sources of operating margin improvement identified and underway Healthy balance sheet 23

Forward Looking Statements This presentation contains "forward-looking statements" with in the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results of Rochester Medical. Such statements are based on currently available information, operating plans and management's expectations about future events and trends. Such statements inherently involve significant risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements, including the uncertainty of estimated revenues and profits, the uncertainty of current domestic and international economic conditions that could adversely affect the level of demand for the Company's products and increased volatility in foreign exchange rates, the uncertainty of market acceptance of new product introductions, and our level of success in marketing our Rochester Medical branded products, the uncertainty of gaining new strategic relationships or locating and capitalizing on strategic opportunities, the uncertainty of timing of Private Label Sales revenues (particularly international customers), FDA and other regulatory review and response times, and other risk factors listed from time to time in the Company's SEC reports and filings, including, without limitation, the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended September 30, 2010 quarterly reports on Forms 10-Q. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. 24